EXHIBIT 99.1

State Auto Financial reports second quarter 2020 results
•Quarterly income of $0.74 per share
•Quarterly net loss from operations1 of $0.59 per share
•Quarterly GAAP combined ratio of 114.7
•Quarterly SAP personal and commercial segments' combined ratio2 of 111.5
•Return on equity of (3.9)%
•Book value per share of $21.26

COLUMBUS, OHIO - August 6, 2020 - State Auto Financial Corporation (NASDAQ:STFC) today reported second quarter 2020 net income of $34.3 million, or $0.74 per diluted share, compared to a net loss of $6.2 million, or $0.14 per diluted share, for the same 2019 period. Net loss from operations1 per diluted share for the second quarter of 2020 was $0.59 versus $0.33 for the same 2019 period.
For the first six months of 2020, STFC had a net loss of $80.3 million, or $1.83 per diluted share, compared to net income of $43.2 million, or $1.00 per diluted share, for the same 2019 period. Net loss from operations1 per diluted share for the first six months of 2020 was $0.76 versus $0.01 for the same 2019 period.
GAAP Operating Results
STFC’s GAAP combined ratio for the second quarter 2020 was 114.7 compared to 111.4 for the same 2019 period. Catastrophe losses during the second quarter 2020 accounted for 26.5 points of the 79.6 total loss ratio points, or $90.4 million, versus 15.4 points of the 76.3 total loss ratio points, or $47.4 million, for the same period in 2019. The second quarter 2020 was impacted by severe wind and hail events that impacted the South and Midwest, with approximately 60% of the catastrophe losses affecting our homeowners line of business. Non-catastrophe losses and ALAE during the second quarter 2020 included 0.6 points of favorable development relating to prior years, or $2.0 million, versus 5.5 points of favorable development, or $17.1 million, for the same period in 2019. Non-catastrophe losses and ALAE during the second quarter 2020 included 1.8 points of adverse development relating to prior years, or $6.2 million, versus 0.9 points of favorable development, or $2.8 million, for the same period in 2019 from specialty run-off.
STFC’s GAAP combined ratio for the first six months of 2020 was 111.0 compared to 105.6 for the same 2019 period. Catastrophe losses for the first six months of 2020 accounted for 19.7 points of the 76.1 total loss ratio points, or $132.3 million, versus 10.7 points of the total 70.3 loss ratio points, or $65.1 million, for the same period in 2019. Non-catastrophe losses and ALAE for the first six months of 2020 included 1.9 points of favorable development relating to prior years, or $12.5 million, versus 6.2 points of favorable development, or $38.0 million, for the same period in 2019. Non-catastrophe losses and ALAE for the first six months of 2020 included 0.9 points of adverse development relating to prior years, or $6.1 million, versus 0.2 points of favorable development, or $1.5 million, for the same period in 2019 from specialty run-off.
SAP Personal and Commercial Operating Results
Net written premium for the second quarter 2020 increased 11.9% compared to the same period in 2019. By insurance segment, net written premium for the personal and commercial segments increased 10.0% and 14.7%, respectively. The increase in the personal segment was primarily due to new business growth and rate increases in homeowners and other personal. The improvement was partially offset by a decrease in net written premiums in personal auto due to a decline in new business. The increase in the commercial segment was led by new business growth and rate increases in commercial auto, middle market commercial, and farm & ranch. The improvement was partially offset by a decrease in net written premiums in workers’ compensation due to (i) a decline in new business as a result of COVID-19, and (ii) continued intense competition in this market.
Net written premium for the first six months of 2020 increased 12.4% compared to the same period in 2019. Net written premium for the personal and commercial segments increased 10.2% and 16.1%, respectively. The trends in the personal and commercial net written premiums are due to the same factors discussed above for the second quarter.
The SAP personal and commercial segments' combined ratio2 for the second quarter 2020 was 111.5 compared to 109.9 for the same 2019 period. Catastrophe losses during the second quarter 2020 accounted for 26.5 points of the 77.9 total loss ratio points, or $90.4 million, versus 14.4 points of the 76.5 total loss ratio points, or $44.2 million, for the same period in 2019. Non-catastrophe losses and ALAE during the second quarter 2020 included 2.4 points of favorable development relating to prior years, or $8.2 million, versus 4.7 points of favorable development, or $14.3 million, for the same period in 2019.
The SAP personal and commercial segments' combined ratio for the first six months of 2020 was 109.4 compared to 104.9 for the same 2019 period. Catastrophe losses during the first six months of 2020 accounted for 19.7 points of the total 75.2 loss ratio points, or $132.2 million, versus 10.2 of the total 70.2 loss ratio points, or $61.4 million, for the same period in 2019. Non-catastrophe losses and ALAE during the first six months of 2020 included 2.8 points of favorable development relating to prior years, or $18.6 million, versus 6.0 points of favorable development, or $36.5 million, for the same period in 2019.
The exit from our specialty insurance business resulted in the elimination of specialty insurance as a reportable segment as it is no longer material to our results. Specialty results, labeled as "specialty run-off," are included in the SAP Insurance Segment Results table below to enable reconciliation to total underwriting results.
Book Value and Return on Equity
STFC’s book value increased to $21.26 per share as of June 30, 2020, compared to $19.83 on March 31, 2020. The increase in book value was driven by the increase in the market value of our of our investment portfolio.
Return on stockholders’ equity for the 12 months ended June 30, 2020, was (3.9)% compared to 6.0% for the 12 months ended June 30, 2019.
STFC’s Chairman, President and CEO Mike LaRocco commented on the quarter as follows:
"During the second quarter, the State Auto team once again demonstrated our critical role in supporting our customers in their greatest times of need. From the ongoing COVID-19 pandemic to civil unrest and severe weather, our Claims and Risk Engineering (CARE) and Customer Service professionals once again delivered exceptional service.
"In personal lines, overall net written premium growth of 10% included 24% growth in our homeowners business. In personal auto, we continued the rollout of new rates that are being very well received by agents and customers. In commercial lines, every line other than workers’ compensation grew, with overall net written premium growth of 14.7%.
"The combined ratio for our ongoing lines of business of 111.5, which included an unusually high level of catastrophe losses of 26.5 points, was disappointing, but reflects the nature of our business. I’m pleased that our non-cat performance showed good improvement at a 44.7. While we continue to see validation of our strategy through strong written premium growth of 11.9%, we know we must deliver consistent profitability. That remains our focus."

About State Auto Financial Corporation
State Auto Financial Corporation, headquartered in Columbus, Ohio, is a super regional property and casualty insurance holding company. STFC stock is traded on the Nasdaq Global Select Market, which represents the top fourth of all Nasdaq listed companies.
The insurance subsidiaries of State Auto Financial Corporation are part of the State Auto Group. The State Auto Group markets its insurance products throughout the United States, through independent insurance agencies. The State Auto Group is rated A- (Excellent) by the A.M. Best Company and includes State Automobile Mutual, State Auto Property & Casualty, State Auto Ohio, State Auto Wisconsin, Milbank, Meridian Security, Patrons Mutual, Rockhill Insurance, Plaza Insurance, American Compensation and Bloomington Compensation. Additional information on State Auto Financial Corporation and the State Auto Insurance Companies can be found online at http://www.StateAuto.com/STFC.
STFC has scheduled a conference call with interested investors for Thursday, August 6, at 11 a.m. ET to discuss the Company’s second quarter 2020 performance. Live and archived broadcasts of the call can be accessed at http://www.StateAuto.com/STFC. A replay of the call can be heard beginning at 2 p.m., August 6, by calling 855-859-2056, conference ID 6944689. Supplemental schedules detailing the Company’s second quarter 2020 financial, sales and underwriting results are made available on http://www.StateAuto.com/STFC prior to the conference call.
1 Net earnings (loss) from operations, a non-GAAP financial measure which management believes is informative to Company management and investors, differs from GAAP net income (loss) only by the exclusion of net investment gain (loss), net of applicable taxes, on investment activity for the periods being reported. For STFC, this amounted to income of $1.33 per diluted share for the second quarter of 2020 and a loss of $1.07 year to date 2020 versus income of $0.19 per diluted share for the second quarter 2019 and income of $1.01 year to date 2019.
2 Insurance industry regulators require STFC's insurance subsidiaries to report their financial condition and results of operations using Statutory Accounting Practices ("SAP"). The SAP personal and commercial segments' combined ratio is a measure used by management to evaluate STFC’s operating performance for its ongoing operations. Details behind the compilation of these results can be found on pages 18 - 21 of this release.
* * * * *
Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in State Auto Financial's Form 10-K and Form 10-Q reports and exhibits to those reports, and include (but are not limited to) legislative changes at both the state and federal level, state and federal regulatory rule making promulgations and adjudications, class action litigation involving the insurance industry and judicial decisions affecting claims, policy coverages and the general costs of doing business, the impact of competition on products and pricing, inflation in the costs of the products and services insurance pays for, product development, geographic spread of risk, weather and weather-related events, and other types of catastrophic events. State Auto Financial undertakes no obligation to update or revise any forward-looking statements.

State Auto Financial Corporation

Media contact:
Kyle Anderson, 614-917-5497
Kyle.Anderson@StateAuto.com

or

Investor contact:
Natalie Schoolcraft, 614-917-4341
Natalie.Schoolcraft@StateAuto.com

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Selected Consolidated Financial Data
($ in millions, except per share amounts)
(unaudited)	Three months ended June 30		Six months ended June 30
	2020	2019	2020	2019
Net premiums written	$381.6	$341.7	$728.1	$647.7

Earned premiums	340.7	307.7	671.2	610.4
Net investment income	17.7	21.7	36.6	41.1
Net investment gain (loss)	75.9	10.3	(59.3)	55.2
Other income	0.5	0.4	1.1	1.0
Total revenue	434.8	340.1	649.6	707.7

Income (loss) before federal income taxes	41.6	(7.6)	(102.4)	54.0

Federal tax expense (benefit)	7.3	(1.4)	(22.1)	10.8
Net income (loss)	$34.3	$(6.2)	$(80.3)	$43.2

Earnings (loss) per common share:
- basic	$0.78	$(0.14)	$(1.83)	$1.00
- diluted	$0.74	$(0.14)	$(1.83)	$1.00
Loss per share from operations(A):
- basic	$(0.59)	$(0.33)	$(0.76)	$(0.01)
- diluted	$(0.59)	$(0.33)	$(0.76)	$(0.01)
Weighted average shares outstanding:
- basic	43.8	43.4	43.7	43.3
- diluted	44.1	43.4	43.7	43.9
Return on average equity (LTM)	(3.9)%	6.0%
Book value per share	$21.26	$21.07
Dividends paid per share	$0.10	$0.10	$0.20	$0.20
Total shares outstanding	43.8	43.5

GAAP ratios:
Cat loss and ALAE ratio	26.5	15.4	19.7	10.7
Non-cat loss and LAE ratio	53.1	60.9	56.4	59.6
Loss and LAE ratio	79.6	76.3	76.1	70.3
Expense ratio	35.1	35.1	34.9	35.3
Combined ratio	114.7	111.4	111.0	105.6

(A) Reconciliation of non-GAAP financial measure:
Net loss from operations:
Net income (loss)	$34.3	$(6.2)	$(80.3)	$43.2
Net investment gain (loss), net of tax	59.9	8.1	(46.9)	43.6
Net loss from operations	$(25.6)	$(14.3)	$(33.4)	$(0.4)

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Balance Sheets
($ and shares in millions, except per share amounts)
(unaudited)	June 30	December 31
	2020	2019
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost $1,983.5 and $2,080.0, respectively)	$2,097.9	$2,127.9
Equity securities	354.6	395.2
Other invested assets	60.4	69.7
Other invested assets, at cost	12.5	6.5
Notes receivable from affiliate	70.0	70.0
Total investments	2,595.4	2,669.3

Cash and cash equivalents	174.6	78.0
Accrued investment income and other assets	31.1	31.7
Deferred policy acquisition costs	120.0	111.1
Reinsurance recoverable on losses and loss expenses payable	36.4	13.6
Prepaid reinsurance premiums	8.5	7.5
Due from affiliate	54.1	21.5
Current federal income taxes	6.7	6.3
Net deferred federal income taxes	49.2	42.2
Property and equipment, held for sale	4.2	4.2
Total assets	$3,080.2	$2,985.4

LIABILITIES
Losses and loss expenses payable	$1,105.3	$1,066.5
Unearned premiums	705.8	649.2
Notes payable (affiliates $15.3 and $15.2, respectively)	182.1	122.0
Pension and postretirement benefits	61.4	72.9
Other liabilities	95.1	114.9
Total liabilities	2,149.7	2,025.5

STOCKHOLDERS' EQUITY
Common stock, without par value. Authorized 100.0 shares; 50.7 and 50.4 shares issued, respectively, at stated value of $2.50 per share	126.7	125.9
Treasury stock, 6.9 and 6.9 shares, respectively, at cost	(118.4)	(117.5)
Additional paid-in capital	211.1	206.7
Accumulated other comprehensive income (loss)	17.9	(37.9)
Retained earnings	693.2	782.7
Total stockholders' equity	930.5	959.9
Total liabilities and stockholders' equity	$3,080.2	$2,985.4

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Income
($ in millions, except per share amounts)
(unaudited)	Three months ended June 30		Six months ended June 30
	2020	2019	2020	2019
Earned premiums	$340.7	$307.7	$671.2	$610.4
Net investment income	17.7	21.7	36.6	41.1
Net investment gain (loss)	75.9	10.3	(59.3)	55.2
Other income from affiliates	0.5	0.4	1.1	1.0
Total revenues	434.8	340.1	649.6	707.7

Losses and loss expenses	271.2	234.9	510.6	429.2
Acquisition and operating expenses	119.5	107.9	234.4	215.5
Interest expense	1.3	1.3	2.5	2.5
Other expenses	1.2	3.6	4.5	6.5
Total expenses	393.2	347.7	752.0	653.7

Income (loss) before federal income taxes	41.6	(7.6)	(102.4)	54.0
Federal income tax expense (benefit):
Current	(0.4)	—	(0.4)	(0.4)
Deferred	7.7	(1.4)	(21.7)	11.2
Federal income tax expense (benefit)	7.3	(1.4)	(22.1)	10.8
Net income (loss)	$34.3	$(6.2)	$(80.3)	$43.2
Earnings (loss) per common share:
Basic	$0.78	$(0.14)	$(1.83)	$1.00
Diluted	$0.74	$(0.14)	$(1.83)	$1.00
Dividends paid per common share	$0.10	$0.10	$0.20	$0.20

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income (Loss)
($ in millions)
(unaudited)	Three months ended June 30		Six months ended June 30
	2020	2019	2020	2019
Net income (loss)	$34.3	$(6.2)	$(80.3)	$43.2
Other comprehensive income, net of tax:
Net unrealized holding gain on available-for-sale investments:
Unrealized holding gain	38.9	34.7	69.9	69.2
Reclassification adjustments for gains realized in net income	(1.0)	(1.5)	(3.4)	(1.6)
Income tax expense	(7.9)	(7.0)	(13.9)	(14.2)
Total net unrealized holding gain on available- for-sale investments	30.0	26.2	52.6	53.4
Net unrecognized benefit plan obligations:
Reclassification adjustments for amortization to statements of income:
Prior service credit	(1.6)	(1.6)	(3.2)	(3.2)
Net actuarial loss	3.6	2.4	7.3	4.8
Income tax expense	(0.4)	(0.1)	(0.9)	(0.3)
Total net unrecognized benefit plan obligations	1.6	0.7	3.2	1.3
Other comprehensive income	31.6	26.9	55.8	54.7
Comprehensive income (loss)	$65.9	$20.7	$(24.5)	$97.9

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statement of Stockholders' Equity
($ and shares in millions)
(unaudited)	Six months ended	Year Ended
	June 30	December 31
	2020	2019
Common shares:
Balance at beginning of year	50.4	50.0
Issuance of shares	0.3	0.4
Balance at period ended	50.7	50.4

Treasury shares:
Balance at beginning of year	(6.9)	(6.8)
Shares acquired on stock award exercises and vested restricted shares	—	(0.1)
Balance at period ended	(6.9)	(6.9)

Common stock:
Balance at beginning of year	$125.9	$125.0
Issuance of shares	0.8	0.9
Balance at period ended	126.7	125.9

Treasury stock:
Balance at beginning of year	$(117.5)	$(117.0)
Shares acquired on stock award exercises and vested restricted shares	(0.9)	(0.5)
Balance at beginning of year and period ended	(118.4)	(117.5)

Additional paid-in capital:
Balance at beginning of year	$206.7	$194.2
Issuance of common stock	2.2	5.1
Stock awards granted	2.2	7.4
Balance at period ended	211.1	206.7

Accumulated other comprehensive income (loss):
Balance at beginning of the year	$(37.9)	$(96.4)
Change in net unrealized holding gains on available-for-sale investments	52.6	60.6
Total net unrecognized benefit plan obligations	3.2	(2.1)
Balance at period ended	17.9	(37.9)

Retained earnings:
Balance at beginning of year	$782.7	$712.7
Cumulative effect of change in accounting to establish an allowance for expected credit losses at January 1, 2020	(0.5)	—
Net (loss) income	(80.3)	87.4
Cash dividends paid	(8.7)	(17.4)
Balance at period ended	693.2	782.7
Total stockholders' equity at period ended	$930.5	$959.9

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flow
($ in millions)
(unaudited)	Six months ended
	June 30
	2020	2019
Cash flows from operating activities:
Net (loss) income	$(80.3)	$43.2
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization, net	5.7	3.8
Share-based compensation	(0.5)	4.4
Net investment loss (gain)	59.3	(55.2)
Changes in operating assets and liabilities:
Deferred policy acquisition costs	(8.9)	(7.2)
Accrued investment income and other assets	0.6	1.8
Postretirement and pension benefits	(10.5)	(11.3)
Other liabilities and due to/from affiliates, net	(46.5)	(79.1)
Reinsurance recoverable on losses and loss expenses payable and prepaid reinsurance premiums	(23.8)	(3.4)
Losses and loss expenses payable	38.2	(11.6)
Unearned premiums	56.6	37.4
Deferred tax on share-based awards	(0.2)	(0.6)
Federal income taxes	(21.9)	11.4
Net cash used in operating activities	(32.2)	(66.4)
Cash flows from investing activities:
Purchases of fixed maturities available-for-sale	(280.8)	(334.8)
Purchases of equity securities	(42.7)	(30.4)
Purchases of other invested assets	(6.9)	(2.6)
Maturities, calls and pay downs of fixed maturities available-for-sale	186.7	203.2
Sales of fixed maturities available-for-sale	188.3	198.7
Sales of equity securities	30.0	20.3
Sales of other invested assets	0.6	0.6
Disposals of property and equipment	0.2	1.6
Net cash provided by investing activities	75.4	56.6
Cash flows from financing activities:
Proceeds from issuance of common stock	3.0	4.0
Payments to acquire treasury stock	(0.9)	(0.5)
Payment of dividends	(8.7)	(8.7)
Proceeds from short-term debt	60.0	—
Net cash provided by (used in) financing activities	53.4	(5.2)
Net increase (decrease) in cash and cash equivalents	96.6	(15.0)
Cash and cash equivalents at beginning of period	78.0	59.8
Cash and cash equivalents at end of period	$174.6	$44.8
Supplemental disclosures:
Interest paid (affiliates $0.5 and $0.5, respectively)	$2.3	$2.3

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Net Investment Income
($ in millions)
(unaudited)
	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020
Quarter to Date
Gross investment income:
Fixed maturities	$14.7	$14.4	$13.9	$14.5	$14.8
TIPS	2.6	0.9	0.7	0.6	(0.3)
Total fixed maturities	17.3	15.3	14.6	15.1	14.5
Equity securities	3.1	3.0	4.3	3.1	2.6
Other	1.4	1.1	1.3	1.0	0.8
Total gross investment income	21.8	19.4	20.2	19.2	17.9
Less: Investment expenses	0.1	0.1	0.2	0.3	0.2
Net investment income	$21.7	$19.3	$20.0	$18.9	$17.7

Year to Date
Gross investment income:
Fixed maturities	$30.1	$44.5	$58.4	$14.5	$29.3
TIPS	2.3	3.2	3.9	0.6	0.3
Total fixed maturities	32.4	47.7	62.3	15.1	29.6
Equity securities	5.9	8.9	13.2	3.1	5.7
Other	3.1	4.2	5.5	1.0	1.8
Total gross investment income	41.4	60.8	81.0	19.2	37.1
Less: Investment expenses	0.3	0.4	0.6	0.3	0.5
Net investment income	$41.1	$60.4	$80.4	$18.9	$36.6

	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020
TIPS, fair value	$145.2	$135.3	$135.6	$111.4	$115.9
TIPS, book value	$137.4	$125.9	$126.2	$101.5	$100.9

Net Investment Gain (Loss)
($ in millions)
unaudited	Three months ended June 30		Six months ended June 30
	2020	2019	2020	2019
Investment gain (loss), net:
Fixed maturities:
Realized gains on sales of securities	$1.9	$1.5	$5.5	$1.6
Realized losses on sales of securities	(0.9)	—	(2.1)	—
Net gain on fixed maturities	1.0	1.5	3.4	1.6
Equity securities:
Realized (losses) gains on sales of securities, net	(9.5)	1.2	(8.6)	(0.7)
Unrealized gain (loss) on securities still held, net	78.6	6.4	(44.7)	50.5
Net gain (loss) on equity securities	69.1	7.6	(53.3)	49.8
Other invested assets:
Unrealized gain (loss) on securities still held, net	5.8	1.2	(9.6)	5.1
Net gain (loss) on other invested assets	5.8	1.2	(9.6)	5.1
Other net realized gain (loss)	—	—	0.2	(1.3)
Net gain (loss) on investments	$75.9	$10.3	$(59.3)	$55.2

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Income Taxes
($ in millions)
(unaudited)
The following table sets forth the tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities:
	June 30	December 31
	2020	2020
Deferred tax assets:
Unearned premiums not currently deductible	$29.4	$27.0
Losses and loss expenses payable discounting	11.4	10.6
Postretirement and pension benefits	18.0	20.0
Other liabilities	10.7	13.4
Net operating loss carryforward	25.8	12.1
Tax credit carryforward	2.0	2.5
Other	0.2	1.1
Total deferred tax assets	97.5	86.7
Deferred tax liabilities:
Deferral of policy acquisition costs	25.2	23.3
Investments	23.1	21.2
Total deferred tax liabilities	48.3	44.5
Net deferred federal income taxes	$49.2	$42.2

The following table sets forth the components of federal income tax expense (benefit):
	Three months ended June 30		Six months ended June 30
	2020	2019	2020	2019
Income (loss) before federal income taxes	$41.6	$(7.6)	$(102.4)	$54.0
Federal income tax expense (benefit)
Current	(0.4)	—	(0.4)	(0.4)
Deferred	7.7	(1.4)	(21.7)	11.2
Total federal income tax expense (benefit)	7.3	(1.4)	(22.1)	10.8
Net income (loss)	$34.3	$(6.2)	$(80.3)	$43.2

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Personal Insurance Segment Results
(unaudited)
($ in millions)
Three months ended June 30, 2020	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$104.3	$106.1	$15.0	$225.4
Net earned premiums	103.3	87.7	11.8	202.8
Losses and LAE incurred:
Cat loss and ALAE	4.1	54.6	7.6	66.3
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	5.9	(0.1)	(0.1)	5.7
Current accident year non-cat loss and ALAE	45.5	36.7	3.9	86.1
Total non-cat loss and ALAE	51.4	36.6	3.8	91.8
Total Loss and ALAE	55.5	91.2	11.4	158.1
ULAE	8.3	6.5	0.6	15.4
Total Loss and LAE	63.8	97.7	12.0	173.5
Underwriting expenses	33.7	31.5	4.5	69.7
Net underwriting gain (loss)	$5.8	$(41.5)	$(4.7)	$(40.4)

Cat loss and ALAE ratio	4.0%	62.3%	64.3%	32.7%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	5.7%	(0.2)%	(0.8)%	2.8%
Current accident year non-cat loss and ALAE ratio	44.0%	41.8%	33.2%	42.4%
Total non-cat loss and ALAE ratio	49.7%	41.6%	32.4%	45.2%
Total Loss and ALAE ratio	53.7%	103.9%	96.7%	77.9%
ULAE ratio	8.1%	7.5%	4.8%	7.6%
Total Loss and LAE ratio	61.8%	111.4%	101.5%	85.5%
Expense ratio	32.3%	29.7%	30.6%	31.0%
Combined ratio	94.1%	141.1%	132.1%	116.5%

($ in millions)
Three months ended June 30, 2019	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$110.0	$85.5	$9.4	$204.9
Net earned premiums	108.4	71.8	8.1	188.3
Losses and LAE incurred:
Cat loss and ALAE	3.6	28.4	3.0	35.0
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(3.0)	(0.1)	(0.3)	(3.4)
Current accident year non-cat loss and ALAE	69.0	39.3	3.6	111.9
Total non-cat loss and ALAE	66.0	39.2	3.3	108.5
Total Loss and ALAE	69.6	67.6	6.3	143.5
ULAE	7.6	5.5	0.4	13.5
Total Loss and LAE	77.2	73.1	6.7	157.0
Underwriting expenses	33.1	25.2	2.9	61.2
Net underwriting loss	$(1.9)	$(26.5)	$(1.5)	$(29.9)

Cat loss and ALAE ratio	3.3%	39.5%	37.3%	18.6%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(2.7)%	(0.2)%	(4.6)%	(1.8)%
Current accident year non-cat loss and ALAE ratio	63.7%	54.6%	45.5%	59.4%
Total non-cat loss and ALAE ratio	61.0%	54.4%	40.9%	57.6%
Total Loss and ALAE ratio	64.3%	93.9%	78.2%	76.2%
ULAE ratio	7.0%	7.7%	5.1%	7.2%
Total Loss and LAE ratio	71.3%	101.6%	83.3%	83.4%
Expense ratio	30.0%	29.6%	30.8%	29.9%
Combined ratio	101.3%	131.2%	114.1%	113.3%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Six months ended June 30, 2020	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$208.9	$187.7	$28.3	$424.9
Net earned premiums	208.0	170.4	22.5	400.9
Losses and LAE incurred:
Cat loss and ALAE	4.6	65.3	9.1	79.0
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	11.1	2.1	(1.1)	12.1
Current accident year non-cat loss and ALAE	107.5	74.3	8.2	190.0
Total non-cat loss and ALAE	118.6	76.4	7.1	202.1
Total Loss and ALAE	123.2	141.7	16.2	281.1
ULAE	15.6	11.8	1.0	28.4
Total Loss and LAE	138.8	153.5	17.2	309.5
Underwriting expenses	66.5	56.5	8.5	131.5
Net underwriting gain (loss)	$2.7	$(39.6)	$(3.2)	$(40.1)

Cat loss and ALAE ratio	2.2%	38.3%	40.4%	19.7%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	5.4%	1.2%	(4.8)%	3.0%
Current accident year non-cat loss and ALAE ratio	51.6%	43.7%	36.4%	47.4%
Total non-cat loss and ALAE ratio	57.0%	44.9%	31.6%	50.4%
Total Loss and ALAE ratio	59.2%	83.2%	72.0%	70.1%
ULAE ratio	7.5%	6.9%	4.4%	7.1%
Total Loss and LAE ratio	66.7%	90.1%	76.4%	77.2%
Expense ratio	31.9%	30.1%	30.3%	31.0%
Combined ratio	98.6%	120.2%	106.7%	108.2%

($ in millions)
Six months ended June 30, 2019	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$217.7	$149.9	$17.8	$385.4
Net earned premiums	213.8	140.5	15.5	369.8
Losses and LAE incurred:
Cat loss and ALAE	4.5	40.8	3.7	49.0
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(9.8)	0.5	(1.0)	(10.3)
Current accident year non-cat loss and ALAE	134.8	69.2	8.0	212.0
Total non-cat loss and ALAE	125.0	69.7	7.0	201.7
Total Loss and ALAE	129.5	110.5	10.7	250.7
ULAE	14.8	10.7	0.7	26.2
Total Loss and LAE	144.3	121.2	11.4	276.9
Underwriting expenses	65.8	47.0	5.8	118.6
Net underwriting gain (loss)	$3.7	$(27.7)	$(1.7)	$(25.7)

Cat loss and ALAE ratio	2.1%	29.0%	24.0%	13.2%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(4.6)%	0.4%	(6.6)%	(2.8)%
Current accident year non-cat loss and ALAE ratio	63.1%	49.2%	51.8%	57.3%
Total non-cat loss and ALAE ratio	58.5%	49.6%	45.2%	54.5%
Total Loss and ALAE ratio	60.6%	78.6%	69.2%	67.7%
ULAE ratio	6.9%	7.6%	4.6%	7.1%
Total Loss and LAE ratio	67.5%	86.2%	73.8%	74.8%
Expense ratio	30.2%	31.4%	32.6%	30.8%
Combined ratio	97.7%	117.6%	106.4%	105.6%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Commercial Insurance Segment Results
(unaudited)
($ in millions)
Three months ended June 30, 2020	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$41.4	$32.5	$46.5	$13.0	$17.5	$5.4	$156.3
Net earned premiums	31.6	31.1	39.6	17.2	13.7	4.7	137.9
Losses and LAE incurred:
Cat loss and ALAE	0.7	11.9	6.9	—	4.6	—	24.1
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(0.2)	(3.6)	(2.9)	(4.8)	(0.3)	(2.1)	(13.9)
Current accident year non-cat loss and ALAE	15.0	17.2	22.0	12.8	6.1	1.3	74.4
Total non-cat loss and ALAE	14.8	13.6	19.1	8.0	5.8	(0.8)	60.5
Total Loss and ALAE	15.5	25.5	26.0	8.0	10.4	(0.8)	84.6
ULAE	1.7	2.1	1.1	1.7	0.6	0.1	7.3
Total Loss and LAE	17.2	27.6	27.1	9.7	11.0	(0.7)	91.9
Underwriting expenses	13.7	11.3	17.7	6.0	7.7	2.0	58.4
Net underwriting gain (loss)	$0.7	$(7.8)	$(5.2)	$1.5	$(5.0)	$3.4	$(12.4)

Cat loss and ALAE ratio	2.0%	38.4%	17.6%	—%	33.4%	(0.1)%	17.5%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(0.6)%	(11.7)%	(7.3)%	(28.0)%	(2.0)%	(43.9)%	(10.1)%
Current accident year non-cat loss and ALAE ratio	47.7%	55.3%	55.4%	74.3%	45.2%	27.5%	54.0%
Total non-cat loss and ALAE ratio	47.1%	43.6%	48.1%	46.3%	43.2%	(16.4)%	43.9%
Total Loss and ALAE ratio	49.1%	82.0%	65.7%	46.3%	76.6%	(16.5)%	61.4%
ULAE ratio	5.3%	6.7%	2.8%	9.9%	4.5%	1.8%	5.3%
Total Loss and LAE ratio	54.4%	88.7%	68.5%	56.2%	81.1%	(14.7)%	66.7%
Expense ratio	33.1%	34.8%	38.1%	45.5%	43.4%	37.6%	37.3%
Combined ratio	87.5%	123.5%	106.6%	101.7%	124.5%	22.9%	104.0%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Three months ended June 30, 2019	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$29.7	$31.5	$41.1	$15.4	$13.6	$5.0	$136.3
Net earned premiums	21.8	29.4	32.5	18.1	12.0	4.2	118.0
Losses and LAE incurred:
Cat loss and ALAE	—	3.5	3.9	—	1.8	—	9.2
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(1.0)	(2.9)	(2.9)	(4.5)	(0.8)	1.2	(10.9)
Current accident year non-cat loss and ALAE	14.1	17.5	16.5	14.8	6.7	2.4	72.0
Total non-cat loss and ALAE	13.1	14.6	13.6	10.3	5.9	3.6	61.1
Total Loss and ALAE	13.1	18.1	17.5	10.3	7.7	3.6	70.3
ULAE	1.3	1.7	1.7	2.0	0.5	0.2	7.4
Total Loss and LAE	14.4	19.8	19.2	12.3	8.2	3.8	77.7
Underwriting expenses	11.0	11.8	15.9	5.6	6.5	1.9	52.7
Net underwriting (loss) gain	$(3.6)	$(2.2)	$(2.6)	$0.2	$(2.7)	$(1.5)	$(12.4)

Cat loss and ALAE ratio	0.2%	11.8%	11.8%	—%	15.1%	—%	7.8%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(5.0)%	(10.0)%	(8.7)%	(24.7)%	(6.2)%	28.4%	(9.2)%
Current accident year non-cat loss and ALAE ratio	64.8%	59.3%	50.8%	81.4%	56.0%	55.8%	60.9%
Total non-cat loss and ALAE ratio	59.8%	49.3%	42.1%	56.7%	49.8%	84.2%	51.7%
Total Loss and ALAE ratio	60.0%	61.1%	53.9%	56.7%	64.9%	84.2%	59.5%
ULAE ratio	6.1%	5.9%	5.2%	10.7%	4.3%	4.5%	6.3%
Total Loss and LAE ratio	66.1%	67.0%	59.1%	67.4%	69.2%	88.7%	65.8%
Expense ratio	36.9%	37.2%	38.7%	36.8%	47.5%	38.7%	38.6%
Combined ratio	103.0%	104.2%	97.8%	104.2%	116.7%	127.4%	104.4%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Six months ended June 30, 2020	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$77.8	$64.4	$86.8	$31.8	$32.3	$10.3	$303.4
Net earned premiums	60.6	61.4	75.7	36.9	26.3	9.4	270.3
Losses and LAE incurred:
Cat loss and ALAE	1.0	15.5	31.0	—	5.5	0.2	53.2
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(0.3)	(9.0)	(8.0)	(8.8)	(1.1)	(3.5)	(30.7)
Current accident year non-cat loss and ALAE	31.6	36.3	49.5	26.2	10.1	4.3	158.0
Total non-cat loss and ALAE	31.3	27.3	41.5	17.4	9.0	0.8	127.3
Total Loss and ALAE	32.3	42.8	72.5	17.4	14.5	1.0	180.5
ULAE	3.2	3.7	3.2	3.4	1.1	0.3	14.9
Total Loss and LAE	35.5	46.5	75.7	20.8	15.6	1.3	195.4
Underwriting expenses	26.4	23.1	34.4	14.9	14.4	4.1	117.3
Net underwriting (loss) gain	$(1.3)	$(8.2)	$(34.4)	$1.2	$(3.7)	$4.0	$(42.4)

Cat loss and ALAE ratio	1.6%	25.3%	41.0%	—%	20.8%	1.9%	19.7%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(0.4)%	(14.7)%	(10.6)%	(24.0)%	(4.1)%	(36.9)%	(11.4)%
Current accident year non-cat loss and ALAE ratio	52.2%	59.1%	65.4%	71.1%	38.7%	45.5%	58.5%
Total non-cat loss and ALAE ratio	51.8%	44.4%	54.8%	47.1%	34.6%	8.6%	47.1%
Total Loss and ALAE ratio	53.4%	69.7%	95.8%	47.1%	55.4%	10.5%	66.8%
ULAE ratio	5.2%	6.0%	4.2%	9.3%	4.2%	2.9%	5.5%
Total Loss and LAE ratio	58.6%	75.7%	100.0%	56.4%	59.6%	13.4%	72.3%
Expense ratio	34.0%	35.9%	39.6%	46.8%	44.4%	39.6%	38.6%
Combined ratio	92.6%	111.6%	139.6%	103.2%	104.0%	53.0%	110.9%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Six months ended June 30, 2019	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$53.7	$62.0	$75.3	$34.9	$26.0	$9.5	$261.4
Net earned premiums	41.5	59.0	63.2	38.6	23.8	8.3	234.4
Losses and LAE incurred:
Cat loss and ALAE	0.1	5.0	5.2	—	2.1	—	12.4
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(2.5)	(7.7)	(6.0)	(9.0)	(1.2)	0.2	(26.2)
Current accident year non-cat loss and ALAE	26.0	33.4	42.5	28.4	11.8	4.5	146.6
Total non-cat loss and ALAE	23.5	25.7	36.5	19.4	10.6	4.7	120.4
Total Loss and ALAE	23.6	30.7	41.7	19.4	12.7	4.7	132.8
ULAE	2.6	3.5	3.0	3.6	1.1	0.4	14.2
Total Loss and LAE	26.2	34.2	44.7	23.0	13.8	5.1	147.0
Underwriting expenses	21.7	24.3	30.1	13.0	12.7	3.9	105.7
Net underwriting (loss) gain	$(6.4)	$0.5	$(11.6)	$2.6	$(2.7)	$(0.7)	$(18.3)

Cat loss and ALAE ratio	0.3%	8.5%	8.2%	—%	8.7%	—%	5.3%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(6.1)%	(13.1)%	(9.4)%	(23.2)%	(4.9)%	2.8%	(11.1)%
Current accident year non-cat loss and ALAE ratio	62.6%	56.5%	67.3%	73.4%	49.6%	54.2%	62.5%
Total non-cat loss and ALAE ratio	56.5%	43.4%	57.9%	50.2%	44.7%	57.0%	51.4%
Total Loss and ALAE ratio	56.8%	51.9%	66.1%	50.2%	53.4%	57.0%	56.7%
ULAE ratio	6.3%	6.0%	4.7%	9.3%	4.6%	4.4%	6.1%
Total Loss and LAE ratio	63.1%	57.9%	70.8%	59.5%	58.0%	61.4%	62.8%
Expense ratio	40.5%	39.1%	39.9%	37.4%	48.7%	41.5%	40.4%
Combined ratio	103.6%	97.0%	110.7%	96.9%	106.7%	102.9%	103.2%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Insurance Segment Results
(unaudited)
($ in millions)
Three months ended June 30, 2020	Personal & Commercial	Specialty run-off	Total

Net written premiums	$381.7	$(0.1)	$381.6
Net earned premiums	340.7	—	340.7
Losses and LAE incurred:
Cat loss and ALAE	90.4	—	90.4
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(8.2)	6.2	(2.0)
Current accident year non-cat loss and ALAE	160.5	—	160.5
Total non-cat loss and ALAE	152.3	6.2	158.5
Total Loss and ALAE	242.7	6.2	248.9
ULAE	22.7	—	22.7
Total Loss and LAE	265.4	6.2	271.6
Underwriting expenses	128.1	0.1	128.2
Net underwriting loss	$(52.8)	$(6.3)	$(59.1)

Cat loss and ALAE ratio	26.5%	N/M(1)	26.5%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(2.4)%	N/M	(0.6)%
Current accident year non-cat loss and ALAE ratio	47.1%	N/M	47.1%
Total non-cat loss and ALAE ratio	44.7%	N/M	46.5%
Total Loss and ALAE ratio	71.2%	N/M	73.0%
ULAE ratio	6.7%	N/M	6.7%
Total Loss and LAE ratio	77.9%	N/M	79.7%
Expense ratio	33.6%	N/M	33.6%
Combined ratio	111.5%	N/M	113.3%

(1) N/M = Not Meaningful

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Three months ended June 30, 2019	Personal & Commercial	Specialty run-off	Total

Net written premiums	$341.2	$0.5	$341.7
Net earned premiums	306.3	1.4	307.7
Losses and LAE incurred:
Cat loss and ALAE	44.2	3.2	47.4
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(14.3)	(2.8)	(17.1)
Current accident year non-cat loss and ALAE	183.9	0.8	184.7
Total non-cat loss and ALAE	169.6	(2.0)	167.6
Total Loss and ALAE	213.8	1.2	215.0
ULAE	20.9	(0.3)	20.6
Total Loss and LAE	234.7	0.9	235.6
Underwriting expenses	113.9	(0.2)	113.7
Net underwriting (loss) gain	$(42.3)	$0.7	$(41.6)

Cat loss and ALAE ratio	14.4%	N/M	15.4%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(4.7)%	N/M	(5.5)%
Current accident year non-cat loss and ALAE ratio	60.0%	N/M	60.0%
Total non-cat loss and ALAE ratio	55.3%	N/M	54.5%
Total Loss and ALAE ratio	69.7%	N/M	69.9%
ULAE ratio	6.8%	N/M	6.7%
Total Loss and LAE ratio	76.5%	N/M	76.6%
Expense ratio	33.4%	N/M	33.3%
Combined ratio	109.9%	N/M	109.9%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Six months ended June 30, 2020	Personal & Commercial	Specialty run-off	Total

Net written premiums	$728.3	$(0.2)	$728.1
Net earned premiums	671.2	—	671.2
Losses and LAE incurred:
Cat loss and ALAE	132.2	0.1	132.3
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(18.6)	6.1	(12.5)
Current accident year non-cat loss and ALAE	348.0	0.1	348.1
Total non-cat loss and ALAE	329.4	6.2	335.6
Total Loss and ALAE	461.6	6.3	467.9
ULAE	43.3	—	43.3
Total Loss and LAE	504.9	6.3	511.2
Underwriting expenses	248.8	0.4	249.2
Net underwriting loss	$(82.5)	$(6.7)	$(89.2)

Cat loss and ALAE ratio	19.7%	N/M	19.7%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(2.8)%	N/M	(1.9)%
Current accident year non-cat loss and ALAE ratio	51.8%	N/M	52.0%
Total non-cat loss and ALAE ratio	49.0%	N/M	50.1%
Total Loss and ALAE ratio	68.7%	N/M	69.8%
ULAE ratio	6.5%	N/M	6.4%
Total Loss and LAE ratio	75.2%	N/M	76.2%
Expense ratio	34.2%	N/M	34.2%
Combined ratio	109.4%	N/M	110.4%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Six months ended June 30, 2019	Personal & Commercial	Specialty run-off	Total

Net written premiums	$646.8	$0.9	$647.7
Net earned premiums	604.2	6.2	610.4
Losses and LAE incurred:
Cat loss and ALAE	61.4	3.7	65.1
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(36.5)	(1.5)	(38.0)
Current accident year non-cat loss and ALAE	358.6	4.8	363.4
Total non-cat loss and ALAE	322.1	3.3	325.4
Total Loss and ALAE	383.5	7.0	390.5
ULAE	40.4	(0.7)	39.7
Total Loss and LAE	423.9	6.3	430.2
Underwriting expenses	224.3	0.6	224.9
Net underwriting loss	$(44.0)	$(0.7)	$(44.7)

Cat loss and ALAE ratio	10.2%	N/M	10.7%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(6.0)%	N/M	(6.2)%
Current accident year non-cat loss and ALAE ratio	59.3%	N/M	59.6%
Total non-cat loss and ALAE ratio	53.3%	N/M	53.4%
Total Loss and ALAE ratio	63.5%	N/M	64.1%
ULAE ratio	6.7%	N/M	6.5%
Total Loss and LAE ratio	70.2%	N/M	70.6%
Expense ratio	34.7%	N/M	34.7%
Combined ratio	104.9%	N/M	105.3%

The following table provides a reconciliation of our statutory underwriting results to GAAP consolidated income (loss) before federal income taxes for the three and six months ended June 30, 2020 and 2019:

($ millions)	2Q 2020	2Q 2019	YTD 2020	YTD 2019
Segment income (loss) before federal income taxes:
Insurance operations:
Personal insurance SAP underwriting loss	$(40.4)	$(29.9)	$(40.1)	$(25.7)
Commercial insurance SAP underwriting loss	(12.4)	(12.4)	(42.4)	(18.3)
Specialty run-off	(6.3)	0.7	(6.7)	(0.7)
Total insurance operations	(59.1)	(41.6)	(89.2)	(44.7)
Investment operations:
Net investment income	17.7	21.7	36.6	41.1
Net investment gain (loss)	75.9	10.3	(59.3)	55.2
Total investment operations	93.6	32.0	(22.7)	96.3
All other segments income	—	0.1	0.1	0.2
Reconciling items:
GAAP adjustments	8.7	6.1	14.6	10.1
Interest expense on corporate debt	(1.3)	(1.3)	(2.5)	(2.5)
Corporate expenses	(0.3)	(2.9)	(2.7)	(5.4)
Total reconciling items	7.1	1.9	9.4	2.2
Total consolidated income (loss) before federal income taxes	$41.6	$(7.6)	$(102.4)	$54.0